EXHIBIT 10.18
                                                                   -------------

                             SUBSCRIPTION AGREEMENT
                                       AND
                                INVESTMENT LETTER


RxBazaar, Inc.
200 Highland Avenue, Suite 301
Needham, MA 02494

Dear Sirs:

         This will acknowledge that the undersigned hereby irrevocably subscribes to purchase _______ units ("Units"), each Unit consisting of a $100,000 10% Unsecured Convertible Promissory Note ("Note") and a warrant to purchase, at an exercise price of $.10 per share, 100,000 shares of common stock, $0.01 par value per share ("Common Stock") of RxBazaar, Inc. (the "Company") for the aggregate purchase price set forth below my signature at the bottom of this Agreement. The Company is offering (the "Offering") for sale, pursuant to a Confidential Private Placement memorandum (the "Confidential Memorandum"), up to fifteen (15) Units (the "Maximum Offering"). The Offering shall be offered on a "best efforts" basis. The Notes will have principal and interest thereon payable upon the earlier of (i) the second anniversary of the date of issuance; or (ii) at the election of the holder by written notice to the Company received by the Company no later than the tenth business day following the date of successful consummation by the Company of a private placement or firm commitment underwritten initial public offering of its securities in which the gross proceeds equal or exceed $5,000,000 (the earliest of such dates referred to as the "Maturity Date"). The purchase price per Unit is $100,000. The Units, Notes, the warrants and shares of Common Stock issuable upon exercise of the Warrants or conversion of the Notes in accordance with the terms thereof, are collectively referred to herein sometimes as the "Securities." A minimum of one Unit must be purchased, subject to the right of the Company to accept subscriptions for lesser amounts.

         This Offering is being made to accredited investors pursuant to exemptions available under the Securities Act of 1933, as amended (the "Act") and under the securities laws of certain states.

         I hereby tender a check payable to the order of "RxBazaar, Inc." or acknowledge a wire transfer of funds in accordance with the wire transfer information provided by the Company, in the amount indicated set forth below my signature at the bottom of this Agreement, two manually executed copies of this Agreement and an executed copy of my Confidential Prospective Purchaser Questionnaire.

         The offering period for this Offering will terminate upon the earlier to occur of (1) the date the Maximum Offering is sold or (2) ninety (90) days from the date of the Confidential Memorandum; provided, however, that the 90-day period may be extended for up to three additional periods, each such period not to exceed thirty (30) days, by the Company without notice to any subscriber (such date or extended date, the "Offering Termination Date"). The Company reserves the right to hold one or more interim closings prior to the Offering Termination Date.

         The Units subscribed for herein shall not be deemed issued to or owned by me until two copies of this Agreement have been executed by me and countersigned by the Company and a closing has occurred.

         The undersigned acknowledges that the Securities purchased hereby have not been registered under the Act or the securities laws of any state; that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Securities for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") thereunder, and applicable state securities laws; and that the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available and will require an opinion of counsel that registration is not required under the Act or such state securities laws; and that the certificates to be issued will bear a legend indicating that transfer of the Securities have not been so registered in the following or similar words:

          "The Securities have not been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law and may not be pledged, sold, assigned or transferred in the absence of an effective Registration Statement with respect thereto under the Act and any applicable state securities law, or unless the Company receives an opinion of counsel satisfactory to the Company that such registration is not required. The Company's subscription agreement with the holder contains additional provisions restricting the transfer of these securities. A copy of such agreement is available for inspection at the Company's office."

         In connection with the purchase of the Securities, I acknowledge that the Company will be relying on the information and on the representations set forth herein, and I hereby represent warrant, agree and acknowledge that:

         (a) I have not received any general solicitation or general advertising regarding the purchase of the Securities.

         (b) I have not employed a finder in connection with this transaction.

         (c) I have sufficient knowledge and experience of financial and business matters so that I am able to evaluate the merits and risks of purchasing the Securities.

         (d) I do not require for my liquidity needs the funds being used to purchase the Securities, I have adequate means to provide for my personal needs, and I possess the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely, and can afford a complete loss on the purchase of the Securities.

         (e) During the transaction and prior to purchase, I have read this Agreement and the Company's Private Placement Memorandum relating to this offering and have had a full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters.

         (f) I understand that a restrictive legend will be placed upon the certificates representing the Securities purchased hereunder, and that the instructions will be placed upon the Company's records for the Securities prohibiting the transfer of the Securities absent full compliance with the Act and applicable state securities laws.

         (g) I understand that the Company intends to use a portion of the proceeds from the sale of the Securities in this Offering for working capital and general corporate purposes.

         (h) I understand that the purchase price of the Securities being purchased hereby has been arbitrarily determined and bears no relationship to the assets or book value of the Company, or other customary investment criteria.

         (i) I understand that this Agreement is subject to the Company's acceptance and may be rejected by the Company at any time prior to the closing or termination of the Offering, as the case may be, in its sole discretion, for any reason or no reason at all, notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event that this subscription is rejected in whole or in part, or if the sale of the Units is not consummated for any reason by the close of the offering period, in which event this subscription shall be deemed to be rejected, this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause the return of that applicable portion of the purchase price of the Units to the undersigned without interest, and this Agreement shall thereafter have no force or effect to that extent. In the event my subscription is accepted, the funds specified above shall be released to the Company and the Units will be delivered to me.

         (j) There is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities or any part thereof, and I have no present plans to enter into any such contract, undertaking, agreement or arrangement.

         (k) I shall not transfer any Securities acquired hereunder before the date that is one year after the date on which the Company first becomes subject to the reporting requirements under Section 13 or 15(d) under the Securities Exchange Act of 1934, as amended.

         (l) I further agree that the Securities offered hereby may not be sold or otherwise transferred until twenty-four months after the date upon which the registration statement with respect to an initial public offering of the Company's securities is declared effective (the "Effective Date") by the Commission, unless the Company, in its sole discretion, agrees to the sale of all or part of such securities at an earlier date. In addition, (i) any sales of the Securities shall be effected through the lead underwriter of such initial public offering for the period commencing on the date of issuance and ending twenty-four months after the effective date of a registration statement relating to such initial public offering, and (ii) I shall compensate such underwriter in accordance with its customary compensation practices, and if I am a Pennsylvania resident I will comply with ss.204.011 of the Pennsylvania Blue Sky Regulations to the extent applicable. The parties hereto agree that the above-referenced underwriter is intended to be a third-party beneficiary of this paragraph (l) and that no modification of the "lock-up" provisions contained in this paragraph
(l) may be made without the prior written consent of such underwriter.

         Any certificate representing Securities shall carry substantially the following legend, insofar as is consistent with applicable law:

         "The shares of common stock represented by this certificate are subject to restrictions on transfer set forth in a Subscription Agreement dated as of ________________, 2001. A copy of the Subscription Agreement is available for inspection without charge at the office of the Treasurer of the Company."

         (m) I understand that the Company has been made aware that in connection with applications by companies to list their securities for quotation on the Nasdaq Stock Market, the National Association of Securities Dealers, Inc. (the "NASD") has been reviewing sales of securities by companies prior to the company offering its securities to the public. The NASD's purpose is to determine if the potential returns to be received by the earlier investors is "reasonable" in relation to the risks that they undertook. Although the NASD, as of the date hereof, has not issued any interpretive release, notice to members or quantitative standard to determine reasonableness, the NASD has informally indicated that reasonableness will be determined (until further notice) on a case-by-case basis. I further understand that it is the Company's current intention that in connection with an initial public offering of the Company's securities (a "Company IPO"), if one occurs, to apply to have its securities approved for listing on the Nasdaq Stock Market. During the application process, the NASD will likely review the potential returns to investors in this Offering. In the event that the NASD determines that the returns to investors in this Offering were unreasonable, the NASD would probably refuse to approve the Company's securities for listing. TO AVOID SUCH A DETERMINATION, I AGREE TO PERMIT THE COMPANY, UNILATERALLY AND IN ITS SOLE DISCRETION, TO MAKE ANY CHANGES IT DEEMS NECESSARY OR ADVISABLE IN THE SECURITIES PURCHASED IN THIS OFFERING SO THAT THE NASD MAY BE SATISFIED THAT THE RETURNS AN INVESTOR COULD POTENTIALLY RECEIVE IS "REASONABLE" AND WILL APPROVE ANY LISTING APPLICATION THE COMPANY MAY SUBMIT. I UNDERSTAND THAT SUCH CHANGES COULD INCLUDE, BUT NOT BE LIMITED TO, INCREASING THE LOCK-UP PERIOD AND/OR MAKING SUCH LOCK-UP PERIOD UNCONDITIONAL AND ABSOLUTE OR CHANGING THE TERMS OF THE UNITS. I understand that there can be no assurance that the NASD's requirements would be satisfied by any modification that the Company might make. I further understand that investors herein will have no right to participate in negotiations with the NASD, determine any change in their securities purchased herein or have any right to receive a refund of their investment in the Units.

         I further understand and acknowledge that if the underwriter of an initial public offering of RxBazaar's securities notifies the Company that the presence of any investor might cause the NASD not to approve the Company's securities for listing, then the Company will have the option to redeem the investor's Unit for the initial purchase price plus accrued interest on the Note.

         (n) I UNDERSTAND AND AGREE THAT THE COMPANY, IN ITS SOLE DISCRETION, HAS THE RIGHT TO MAKE ANY CHANGES IT DEEMS NECESSARY OR ADVISABLE IN THE SECURITIES, INCLUDING BUT NOT LIMITED TO INCREASING THE LOCK-UP PERIOD IN WHICH THE SECURITIES MAY BE SOLD OR OTHERWISE TRANSFERRED AFTER THE DATE UPON WHICH A REGISTRATION STATEMENT IS DECLARED EFFECTIVE AND MAKING SUCH LOCK-UP PERIOD ABSOLUTE AND UNCONDITIONAL, AND CHANGING THE TERMS OF THE SECURITIES, IN THE EVENT SUCH CHANGES ARE REQUIRED IN ORDER FOR THE COMPANY TO HAVE ITS SECURITIES LISTED FOR QUOTATION ON THE NASDAQ STOCK MARKET;

         (o) I understand that there can be no assurance that a Company IPO will be undertaken or successfully completed, or if undertaken, will be completed in any reasonable time period. I further understand that any such undertaking would be subject to numerous conditions including, but not limited to, negotiation and finalization of an underwriting agreement that itself would have substantial and material preconditions and qualifications. In addition, the securities markets generally have from time to time been volatile, experiencing significant price and volume fluctuations which have had and may have a negative impact upon the securities industry generally, including broker-dealers specifically. In the event the Company was unable to successfully complete a Company IPO the Units offered hereby would likely be without value, and I understand that I might lose my entire investment; and

         (p) I am not a member of the NASD. I have not, for a period of 12 months prior to the date of this Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD. I do not own stock or other interest in, and I am not a creditor of, any member of the NASD (other than interests acquired in open market purchases).

         (q) The indebtedness evidenced by the Note, and the payment of the principal and any interest thereon, shall be wholly subordinated, junior and subject in right of payment, to the extent and in the manner therein provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred. "Senior Indebtedness" means the principal, interest and reasonable and customary charges and expenses arising out of or relating to all indebtedness of the

Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, and indebtedness thereto for any related costs, expenses and indemnities.

         (r) I understand that, upon repayment of the Notes by the Company, I may realize interest income which, if I am a non-U.S. taxpayer, may be subject to withholding by the Company. I hereby authorize the Company to withhold and pay over to the Internal Revenue Service, from the value of any sums payable to me in respect of any of the Securities, any and all amounts required by law to be withheld by U.S. federal and state tax laws and regulations.

         (s) Except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate, or revoke my subscription, and any agreements made in connection herewith shall survive my death or disability.

         (t) I hereby agree to indemnify and hold harmless the Company, and its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any claims or liabilities, whether or not resulting in any liability to such person to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the undersigned in this Agreement or the Confidential Prospective Purchaser Questionnaire, (ii) arise out of or are based upon any breach by the undersigned of any representation, warranty or agreement contained herein, or (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement including any post-effective amendment or amendments thereto in which shares of Common Stock of the undersigned are included in reliance upon written information furnished to the Company with respect to the undersigned by or on behalf of the undersigned expressly for use in such registration statement.

The Company represents, warrants and agrees that:

         (a) The Company has been duly incorporated and is validly existing as a corporation under the laws of Delaware and has the requisite corporate power to own its properties and to carry on its business as proposed to be conducted.

         (b) As of the date hereof, the authorized capital stock of the Company consists of 70,000,000 shares of which (i) 60,000,000 shares are designated in the Company's Restated Certificate of Incorporation as common stock, par value $0.001 per share, of which 23,793,962 shares were issued and outstanding as of November 17, 2001, and (ii) 10,000,000 shares are designated as preferred stock, par value $0.001 per share, of which 2,466,667 shares of Series A Convertible Preferred Stock were issued and outstanding as of November 17, 2001. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or liens or encumbrances suffered or permitted by the Company.

         (c) This Agreement and the Note have been duly authorized by the Company and when executed and delivered in receipt of full consideration will constitute valid and binding agreements, enforceable in accordance with their respective terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally), and the Company has full corporate power and authority necessary to enter into this Agreement and the Note and to perform its obligations hereunder and thereunder.

         (d) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its affiliates or of any third party or of the stockholders of the Company is required for execution by the Company of this Agreement or the Note or the performance of its obligations hereunder or thereunder including, without limitation, the issuance and sale of the Common Stock (except for registration of the Common Stock under the Securities Act pursuant to the relevant provisions hereof and notices of sale required to be filed with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933 or any state securities law authority pursuant to applicable blue sky laws).

         (e) Neither the sale of the Units pursuant to this Agreement, nor the performance of its obligations under this Agreement or the Note by the Company will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Restated Certificate of Incorporation or by-laws of the Company or any decree, judgment, order, law, treaty, rule regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or its subsidiaries or over the properties or assets of the Company, the violation, conflict, breach or default of which would have a material adverse effect on the Company.

         (f) The shares of Common Stock issuable upon exercise of the Warrants have been duly and validly authorized and are (i) free and clear of any security interests, liens, claims or other encumbrances, (ii) when issued upon receipt of full consideration therefor will be fully paid and nonassessable, (iii) are not subject to any preemptive or other similar rights of the holders of any securities of the Company, and (iv) do not subject the holders thereof to personal liability by reason of being such holders.

         (g) None of the Company, any affiliate of the Company, or any person acting on behalf of the Company or any such affiliate has engaged, or will engage in any general solicitation or general advertising with respect to the Securities.

         (h) Neither the Company nor any of its affiliates has directly or indirectly made any offers or sales of any securities or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the 1933 Act.

         The Company covenants and agrees with the undersigned:

         (a) To comply with all requirements of Section 4(2) and Section 3(a)(9) applicable to the Company, and, to the extent applicable, Regulation D under the Securities Act, with respect to the Offering.

         (b) To notify the Purchaser of the expected closing date of a private placement or firm commitment underwritten initial public offering of the Company's securities in which the gross proceeds equal or exceed $5,000,000, no later than two business days before the closing date of such offering or as soon thereafter as practicable, for the purpose of enabling the Purchaser to elect to cause the Maturity Date to occur on the tenth business day after the closing date.

         This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within such state.

         This Agreement contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via overnight courier, sent by facsimile, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         (a)   if to the Company, at:

               RxBazaar, Inc.
               200 Highland Avenue, Suite 301
               Needham, MA 02494
               Attention: President

               with a copy to:

               Foley, Hoag & Eliot LLP
               One Post Office Square
               Boston, MA 02109
               Attn: David A. Broadwin, Esq.

         (b) if to the undersigned, to the address of the undersigned as it appears in the signature block below.

         or to such other person or entity or at such other address as any party shall designate by notice to the other in accordance with this paragraph. Notices provided in accordance with this paragraph shall be deemed delivered (i) upon personal delivery with signature required, (ii) one Business Day after they have been sent to the recipient by reputable overnight courier service (charges prepaid and signature required), (iii) upon confirmation, answer back received, of successful transmission of a facsimile message containing such notice if sent between 9 a.m. and 5 p.m., local time of the recipient, on any Business Day, and as of 9 a.m. local time of the recipient on the next Business Day if sent at any other time, or (iv) three Business Days after deposit in the mail. The term "Business Day" as used in this paragraph shall mean any day other than Saturday, Sunday or a day on which banking institutions are not required to be open in Tokyo Japan.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

                                      * * *
Dated: _______________________, 2001


ENTITY SUBSCRIBERS SIGN HERE:              INDIVIDUAL SUBSCRIBERS SIGN HERE:


------------------------------------       ------------------------------------
Print Name of Subscriber                   Print Name of Subscriber

By:
   ---------------------------------       ------------------------------------
                                           Signature


------------------------------------       ------------------------------------
Print Name and Title of Person Signing     Signature of Joint Subscriber, if any

------------------------------------       ------------------------------------
Taxpayer Identification Number             Social Security Number


Notice Address:                            Notice Address (No P.O. Box Numbers):

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

Telephone: (   )                           Telephone: (   )
           -------------------------                  -------------------------
Facsimile: (   )                           Facsimile: (   )
           -------------------------                  -------------------------

                                * * * * * * * * *

Number of Units Subscribed For:___________________________
Total Purchase Price:  $________________________________
Payment Tendered Herewith: $__________________________

(Check One)
__________    Individual
__________    Tenants-in-Common
__________    Joint tenants with right of survivorship (each must sign)
__________    Community Property*
__________    In Partnership
__________    As custodian, trustee or agent for _______________
__________    Corporation


* If the investor(s) is a resident of a community property state the subscription should indicate whether the Securities will be owned as separate or community property, if the Securities are to be registered jointly in the name of more than one person and the nature of the joint ownership should be indicated (i.e., tenants in common, joint tenants with right of survivorship, tenants by the entirety, or other designation as may be permitted by law of the investor's domicile).

                                      * * *

         The foregoing subscription is hereby accepted by RxBazaar, Inc. this _____ day of _______________, 2001 for ___________ Units. RxBazaar, Inc., by its
execution hereof, hereby confirms its agreement to be bound by the provisions of this Agreement.

                                    RXBAZAAR, INC.


                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------